UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017 (August 16, 2017)

I-AM CAPITAL ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 2nd Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 878-3684

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 16, 2017, the registration statement (File No. 333-219251) (the “Registration Statement”) for I-AM Capital Acquisition Company’s (the “Company”) initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated August 16, 2017, by and between the Company and Maxim Group LLC (“Maxim”), as representative of the underwriters;

●	An Investment Management Trust Agreement, dated August 16, 2017, by and between the Company and Continental Stock Transfer & Trust Company (“CST”);

●	A Warrant Agreement, dated August 16, 2017, by and between the Company and CST;

●	A Rights Agreement, dated August 16, 2017, by and between the Company and CST;

●	A Registration Rights Agreement, dated August 16, 2017, by and between the Company and I-AM Capital Partners LLC (the “Sponsor”);

●	A Letter Agreement, dated August 16, 2017, by and between the Company, the Sponsor and the officers and directors of the Company;

●	An Administrative Services Agreement, dated August 16, 2017, by and between the Company and the Sponsor; and

●	A Unit Purchase Option between the Company and Maxim.

On August 22, 2017, the Company consummated its IPO of 5,000,000 units (the “Public Units”). Each Public Unit consists of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), one right (“Public Right”) entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination, and one warrant (“Public Warrant”) to purchase one share of Common Stock at an exercise price of $11.50 per share. The Public Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. The Company has granted the underwriters a 45-day option to purchase up to 750,000 additional Public Units to cover over-allotments, if any.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Public Units, the Company consummated the private placement (“Private Placement”) of 254,500 units (“Placement Units”) at a price of $10.00 per Placement Unit, generating total gross proceeds of $2,545,000. The Placement Units, which were purchased by the Company’s Sponsor, are identical to the Public Units, except the warrants underlying the Placement Units (the “Placement Warrants”) will be non-redeemable and exercisable on a cashless basis so long as they are held by our Sponsor or its affiliates or designees. If the Placement Units are held by someone other than the initial holder, or its permitted transferees, the Placement Warrants will be redeemable by us and exercisable by such holders on the same basis as the Public Warrants. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On August 22, 2017, the Company issued 50,000 shares of Common Stock to Maxim in connection with its services as underwriter for the IPO. Maxim has agreed not to transfer, assign or sell any such shares until the completion of our initial business combination. In addition, Maxim has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of our initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if we fail to complete our initial business combination within 12 months from the closing of this offering (or up to 21 months from the closing of this offering if we extend the period of time to consummate a business combination, as described in more detail in the Registration Statement). Such shares of Common Stock were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2017, the Company filed its Second Amended and Restated Certificate of Incorporation with Secretary of State of the State of Delaware, effective the same day. The terms of the Second Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $50,750,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with CST acting as trustee. Except for the withdrawal of interest to pay income taxes and working capital (up to a maximum of $600,000), none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement).

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 16, 2017, by and between the Company and Maxim Group LLC

3.1	Second Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated August 16, 2017, by and between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Account Agreement, dated August 16, 2017, by and between Continental Stock Transfer & Trust Company and the Company

10.2	Rights Agreement, dated August 16, 2017, by and between Continental Stock Transfer & Trust Company and the Company

10.3	Registration Rights Agreement, dated August 16, 2017, by and among the Company and the Sponsor

10.4	Letter Agreement, dated August 16, 2017, by and between the Company, the Sponsor and the officers and directors of the Company

10.5	Administrative Services Agreement, dated August 16, 2017, by and between the Company and the Sponsor

10.6	Unit Purchase Option between the Company and Maxim Group LLC and its designees

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2017

I-AM CAPITAL ACQUISITION COMPANY

By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer